UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08476
                                                    -----------

                    The Gabelli Global Multimedia Trust Inc.
                -------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
                -------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                -------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554
                                                          ----------------

                      Date of fiscal year end: December 31
                                              --------------

                   Date of reporting period: December 31, 2004
                                            -------------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                           [LOGO]
                                                           THE GABELLI
                                                           GLOBAL MULTIMEDIA
                                                           TRUST INC.


                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                                  Annual Report
                                December 31, 2004



TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2004.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

                                      AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2004(A)
                                      ---------------------------------------------------
                                                                                                            Since
                                                                                                          Inception
                                                      QUARTER    1 YEAR    3 YEAR    5 YEAR    10 YEAR    (11/15/94)
                                                      -------    ------    ------    ------    -------    ----------
  GABELLI GLOBAL MULTIMEDIA TRUST
    NAV RETURN (B) ..................................  17.19%     16.19%    5.26%     (5.49)%   12.47%     12.38%
    INVESTMENT RETURN (C) ...........................  19.60      17.75     5.83      (6.49)    11.70      11.43

  MSCI AC World Free Index ..........................  12.31      15.75     8.08      (1.79)     8.19       8.16(d)
  NASDAQ Composite Index ............................  14.69       8.59     3.71     (11.77)    11.21      10.81
  Lipper Global Multi-Cap Growth Fund Average .......  12.51      14.60     7.35      (0.55)     9.26       8.69(d)

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY (AC) WORLD FREE AND NASDAQ COMPOSITE INDICES ARE UNMANAGED INDICATORS OF STOCK MARKET PERFORMANCE, WHILE THE LIPPER AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF OPEN-END MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR
     CATEGORY. DIVIDENDS ARE CONSIDERED REINVESTED EXCEPT FOR THE NASDAQ COMPOSITE INDEX. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR MORE RECENT PERFORMANCE INFORMATION. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. PERFORMANCE RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
(b)  TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN NET ASSET VALUE
     (NAV), REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX-DIVIDEND DATE, ADJUSTMENTS FOR RIGHTS OFFERINGS, AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN BASED ON INITIAL NET ASSET VALUE OF $7.50.
(c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE NEW YORK STOCK EXCHANGE, REINVESTMENT OF DISTRIBUTIONS AND ADJUSTMENTS FOR RIGHTS OFFERINGS. SINCE INCEPTION RETURN BASED ON INITIAL OFFERING PRICE OF $7.50.
(d) FROM NOVEMBER 30, 1994, THE DATE CLOSEST TO THE TRUST'S INCEPTION FOR WHICH DATA IS AVAILABLE.
--------------------------------------------------------------------------------

                                                           Sincerely yours,

                                                           /s/ BRUCE N. ALPERT

                                                           Bruce N. Alpert
                                                           President
February 24, 2005

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)


Under SEC rules, all funds are required to include in their annual and semi-annual shareholder reports a presentation of portfolio holdings in a table, chart or graph by reasonably identifiable categories. The following table which presents portfolio holdings as a percent of total net assets is provided in compliance with such requirement.


Entertainment ........................................  17.0%
Publishing ...........................................  15.2%
Broadcasting .........................................  10.6%
Telecommunications: Regional .........................   9.3%
U.S. Government Obligations ..........................   8.3%
Hotels and Gaming ....................................   8.0%
Wireless Communications ..............................   6.8%
Cable ................................................   5.3%
Telecommunications: National .........................   5.3%
Computer Software and Services .......................   2.0%
Equipment ............................................   1.9%
Business Services ....................................   1.7%
Satellite ............................................   1.7%
Diversified Industrial ...............................   1.7%
Electronics ..........................................   1.5%
Consumer Services ....................................   1.4%
Telecommunications: Long Distance ....................   1.4%
Energy and Utilities .................................   0.4%
Consumer Products ....................................   0.2%
Financial Services ...................................   0.2%
Food and Beverage ....................................   0.1%
                                                       ------
                                                       100.0%
                                                       ======

THE GABELLI GLOBAL MULTIMEDIA TRUST INC. (THE "TRUST") FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE FIRST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2004. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE TRUST AT 800-GABELLI (800-422-3554). THE TRUST'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.


PROXY VOTING: The Trust files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Trust's proxy voting policies and procedures are available
(i) without charge, upon request, by calling 800-GABELLI (800-422-3554); (ii) by writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; and
(iii)  by  visiting  the  Securities  and  Exchange   Commission's   website  at
www.sec.gov.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2004

                                                             MARKET
     SHARES                                   COST           VALUE
     ------                                   ----           ------

             COMMON STOCKS -- 90.4%
             COPYRIGHT/CREATIVITY COMPANIES -- 40.0%
             BUSINESS SERVICES: ADVERTISING -- 0.5%
      8,000  Donnelley (R.H.) Corp.+ ... $    101,139    $    472,400
     20,000  Harte-Hanks Inc. ..........      147,611         519,600
      4,200  Havas SA ..................       20,733          23,977
      2,000  Publicis Groupe ...........       13,971          64,836
                                         ------------    ------------
                                              283,454       1,080,813
                                         ------------    ------------
             COMMUNICATIONS EQUIPMENT -- 0.0%
     40,000  Agere Systems Inc., Cl. B+       102,129          54,000
                                         ------------    ------------
             COMPUTER SOFTWARE AND SERVICES -- 2.0%
      3,375  Activision Inc.+ ..........        6,415          68,107
      5,000  America Online Latin
               America Inc., Cl. A+ ....        2,150           3,750
      3,000  Atlus Co. Ltd. ............       17,662          17,654
      9,473  CNET Networks Inc.+ .......      102,468         106,382
      3,230  EarthLink Inc.+ ...........       45,250          37,210
      1,000  Electronic Arts Inc.+ .....        5,588          61,680
      1,000  EMC Corp.+ ................        6,600          14,870
        100  Google Inc., Cl. A+ .......        8,860          19,310
     10,000  Jupitermedia Corp.+ .......       12,067         237,800
      1,000  Maxtor Corp.+ .............        9,243           5,300
     65,000  Microsoft Corp. ...........    1,465,256       1,736,150
      2,000  Mobius Management
               Systems Inc.+ ...........       12,540          14,508
      1,000  Pixar+ ....................       39,153          85,610
     54,000  Yahoo! Inc.+ ..............      808,177       2,034,720
                                         ------------    ------------
                                            2,541,429       4,443,051
                                         ------------    ------------
             CONSUMER PRODUCTS -- 0.2%
      6,000  Department 56 Inc.+ .......       65,655          99,900
        200  eBay Inc.+ ................        6,163          23,256
     20,000  Mattel Inc. ...............      241,358         389,800
                                         ------------    ------------
                                              313,176         512,956
                                         ------------    ------------
             ELECTRONICS -- 1.5%
      6,624  Freescale Semiconductor Inc.,
               Cl. B+ ..................       76,359         121,617
      5,000  Intel Corp. ...............      154,345         116,950
      3,570  Royal Philips Electronics
               NV, ADR .................       29,368          94,605
     10,000  Samsung Electronics Co. Ltd.,
               GDR (b) .................    1,805,500       2,175,908
     22,000  Sony Corp., ADR ...........      840,026         857,120
      6,000  Zoran Corp.+ ..............       93,171          69,480
                                         ------------    ------------
                                            2,998,769       3,435,680
                                         ------------    ------------
             ENTERTAINMENT -- 12.4%
     60,000  Canal Plus, ADR ...........       10,818          94,200
      1,000  Corporacion Interamericana de
               Entretenimiento SA de CV,
               Cl. B+ ..................        2,116           3,140
     25,000  Crown Media Holdings Inc.,
               Cl. A+ ..................      146,640         215,000
     31,622  EMI Group plc .............      108,730         160,884
     30,000  EMI Group plc, ADR ........      394,397         305,265
     50,000  Fox Entertainment Group Inc.,
               Cl. A+ ..................    1,259,670       1,563,000
    220,000  Gemstar-TV Guide
               International Inc.+ .....    1,573,597       1,302,400
     70,000  GMM Grammy Public
               Co. Ltd. ................       55,457          30,991
        481  Henley LP+ (c) ............            0           1,443

                                                             MARKET
     SHARES                                   COST           VALUE
     ------                                   ----           ------

    722,715  Liberty Media Corp.,
               Cl. A+ .................. $  2,239,611    $  7,935,411
    100,000  Shaw Brothers
               (Hong Kong) Ltd. ........      145,929         110,644
     95,000  Six Flags Inc.+ ...........      609,489         510,150
     70,000  SMG plc ...................      205,497         143,464
     85,000  The Walt Disney Co. .......    1,972,305       2,363,000
    200,000  Time Warner Inc.+ .........    3,192,596       3,888,000
    140,000  Viacom Inc., Cl. A ........    2,104,965       5,191,200
    120,000  Vivendi Universal SA, ADR+     3,659,570       3,848,400
      6,000  World Wrestling
               Entertainment Inc. ......       76,680          72,780
                                         ------------    ------------
                                           17,758,067      27,739,372
                                         ------------    ------------
             FINANCIAL SERVICES -- 0.2%
      8,000  H&R Block Inc. ............      162,450         392,000
                                         ------------    ------------
             HOTELS AND GAMING -- 8.0%
      8,000  Aztar Corp.+ ..............       40,900         279,360
     30,000  Caesars Entertainment Inc.+      248,132         604,200
      8,000  Churchill Downs Inc. ......      193,280         357,600
    178,000  Gaylord Entertainment Co.+     4,577,787       7,392,340
      5,000  Greek Organization of Football
               Prognostics SA ..........       54,100         138,372
     32,000  GTECH Holdings Corp. ......      150,844         830,400
    740,000  Hilton Group plc ..........    2,809,249       4,041,967
     10,000  Kerzner International Ltd.+      487,664         600,500
     55,000  Magna Entertainment Corp.,
               Cl. A+ ..................      358,030         331,100
     41,000  MGM Mirage+ ...............    1,285,427       2,982,340
      6,000  Starwood Hotels & Resorts
               Worldwide Inc. ..........      185,708         350,400
                                         ------------    ------------
                                           10,391,121      17,908,579
                                         ------------    ------------
             PUBLISHING -- 15.2%
     20,000  Arnoldo Mondadori
             Editore SpA ...............       63,827         230,801
    100,000  Belo Corp., Cl. A .........    1,556,990       2,624,000
      1,000  Dow Jones & Co. Inc. ......       46,722          43,060
     20,000  EMAP plc ..................      207,970         313,136
     12,000  Gannett Co. Inc. ..........      644,658         980,400
      2,833  Golden Books Family
               Entertainment Inc.+ .....            0               9
      2,000  Hollinger International Inc.,
               Cl. A ...................       26,475          31,360
    144,400  Independent News &
               Media plc ...............      193,226         455,359
     12,000  Journal Register Co.+ .....      193,975         231,960
     15,000  Knight-Ridder Inc. ........      659,380       1,004,100
     50,000  Lee Enterprises Inc. ......    1,107,924       2,304,000
     19,000  McClatchy Co., Cl. A ......      517,138       1,364,390
     20,000  McGraw-Hill Companies Inc.     1,243,770       1,830,800
     23,000  Media General Inc., Cl. A .    1,038,401       1,490,630
     27,000  Meredith Corp. ............      636,668       1,463,400
    100,000  Nation Multimedia Group plc       84,677          32,561
    100,000  New Straits Times
               Press Berhad+ ...........      296,714         104,737
    224,414  News Corp., Cl. A .........    2,809,502       4,187,565
     40,000  News Corp., Cl. B .........      396,739         768,000
    150,000  Oriental Press Group Ltd. .       46,315          52,105
    130,000  Penton Media Inc.+ ........      458,293          11,700
     10,000  Playboy Enterprises Inc.,
               Cl. A+ ..................       97,125         116,300
    974,000  Post Publishing plc (c) ...       47,100         130,995
    200,000  PRIMEDIA Inc.+ ............      980,335         760,000


                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2004

                                                             MARKET
     SHARES                                   COST           VALUE
     ------                                   ----           ------

             COMMON STOCKS (CONTINUED)
             COPYRIGHT/CREATIVITY COMPANIES (CONTINUED)
             PUBLISHING (CONTINUED)
     47,000  Pulitzer Inc. ............. $  1,529,619    $  3,047,950
     90,000  Reader's Digest
               Association Inc. ........    1,506,323       1,251,900
      1,000  Scholastic Corp.+ .........       16,500          36,960
    251,520  SCMP Group Ltd. ...........      181,457         104,359
     64,000  Scripps (E.W.) Co., Cl. A .    2,887,044       3,089,920
    252,671  Singapore Press
               Holdings Ltd. ...........      742,032         712,011
        300  Spir Communication ........       23,329          58,842
     15,000  Telegraaf Holdingsmij
               - CVA ...................      285,271         372,095
     45,000  Thomas Nelson Inc. ........      533,873       1,017,000
     84,000  Tribune Co. ...............    3,528,623       3,539,760
     15,000  United Business Media
               plc, ADR ................      123,285         135,000
      2,000  VNU NV ....................       58,222          59,073
        800  Wiley (John) & Sons Inc.,
               Cl. B ...................        5,693          27,680
      4,000  Wolters Kluwer NV - CVA ...       90,625          80,304
                                         ------------    ------------
                                           24,865,820      34,064,222
                                         ------------    ------------
             TOTAL COPYRIGHT/
               CREATIVITY
               COMPANIES ...............   59,416,415      89,630,673
                                         ------------    ------------
             DISTRIBUTION COMPANIES -- 50.4%
             BROADCASTING -- 9.9%
      1,560  Asahi Broadcasting Corp. ..       62,912         105,045
     18,000  CanWest Global
               Communications Corp.+ ...      156,992         217,170
     18,000  CanWest Global
               Communications Corp.,
               Sub-Voting+ .............       92,011         217,235
      6,400  Chubu-Nippon Broadcasting
               Co., Ltd. ...............       46,375          70,264
      5,000  Clear Channel
               Communications Inc. .....      216,657         167,450
      8,333  Corus Entertainment Inc.,
               Cl. B ...................       33,927         173,872
      9,000  Cox Radio Inc., Cl. A+ ....       55,500         148,320
      1,000  Emmis Communications
               Corp., Cl. A+ ...........       10,489          19,190
     30,020  Fisher Communications
               Inc.+ ...................    1,574,095       1,467,378
        228  Fuji Television Network
               Inc. ....................      526,693         493,959
     75,000  Granite Broadcasting
               Corp.+ ..................      421,275          30,750
    100,000  Gray Television Inc. ......    1,295,437       1,550,000
     10,000  Gray Television Inc.,
               Cl. A ...................      121,313         141,500
     10,000  Grupo Radio Centro, SA de
               CV, ADR+ ................       46,871          67,500
     30,000  Hearst-Argyle Television
               Inc. ....................      302,404         791,400
      4,550  Lagardere SCA .............      100,163         328,402
    151,000  Liberty Corp. .............    6,950,356       6,637,960
     35,000  Lin TV Corp., Cl. A+ ......      758,078         668,500
      5,140  Media Prima Berhad+ (c) ...            0           2,313
      4,000  Metropole Television SA ...       35,208         113,633
      1,200  Nippon Broadcasting
               System Inc. .............       29,276          59,139
      7,000  Nippon Television
               Network Corp. ...........    1,078,903       1,051,332
      4,650  NRJ Group .................       22,694         102,076
      1,000  NTN Communications Inc.+ ..          862           3,190
    110,000  Paxson Communications
               Corp.+ ..................      750,472         151,800
        500  Radio One Inc., Cl. A+ ....        5,510           8,050

                                                             MARKET
     SHARES                                   COST           VALUE
     ------                                   ----           ------

      1,000  Radio One Inc., Cl. D+ .... $     11,428    $     16,120
      1,500  RTL Group (Brussels) ......       76,363         111,934
      3,500  RTL Group (New York) ......      113,838         261,656
      1,906  SAGA Communications Inc.,
               Cl. A+ ..................        9,709          32,116
     70,000  Salem Communications
               Corp., Cl. A+ ...........    1,060,175       1,746,500
      2,000  SBS Broadcasting SA+ ......       42,022          80,460
     70,000  Sinclair Broadcast Group Inc.,
               Cl. A ...................      743,915         644,700
     25,000  Societe Television
               Francaise 1 .............      249,649         813,851
      5,000  Spanish Broadcasting System
               Inc., Cl. A+ ............       43,950          52,800
     50,000  Television Broadcasts Ltd.       187,673         232,223
    110,000  Tokyo Broadcasting
               System Inc. .............    1,662,133       1,793,793
        258  TV Asahi Corp. ............      434,628         523,705
     15,000  TV Azteca, SA de CV, ADR ..       72,420         154,200
     26,000  Ulster Television plc .....      105,595         220,136
     61,400  Young Broadcasting Inc.,
               Cl. A+ ..................    1,689,545         648,384
                                         ------------    ------------
                                           21,197,516      22,120,006
                                         ------------    ------------
             BUSINESS SERVICES -- 0.6%
     15,000  Carlisle Holdings Ltd. ....       78,754         108,600
     40,000  Cendant Corp. .............      456,338         935,200
        500  CheckFree Corp.+ ..........        5,520          19,040
      1,000  Convergys Corp.+ ..........       17,738          14,990
        500  Dun and Bradstreet Corp.+ .        6,320          29,825
      8,000  Interactive Data Corp.+ ...       52,250         173,920
      1,000  Moody's Corp. .............       20,012          86,850
      2,500  Traffix Inc. ..............       12,500          15,875
                                         ------------    ------------
                                              649,432       1,384,300
                                         ------------    ------------
             CABLE -- 5.3%
     16,578  Austar United
               Communications Ltd.+ ....       22,427         12,346
    200,000  Cablevision Systems Corp.,
               Cl. A+ ..................    4,048,600       4,980,000
     50,000  Charter Communications Inc.,
               Cl. A+ ..................      103,842        112,000
     37,350  Comcast Corp., Cl. A+ .....    1,104,551       1,243,008
      7,000  Comcast Corp., Cl. A,
               Special+ ................       53,073         229,880
     73,362  Liberty Media International
               Inc., Cl. A+ ............    1,648,784       3,391,525
     15,000  Mediacom Communications
               Corp., Cl. A+ ...........      126,904          93,750
     39,000  Shaw Communications Inc.,
               Cl. B ...................      105,571         713,825
     11,000  Shaw Communications Inc.,
               Cl. B, Non-Voting .......      103,451         201,190
         28  Telewest Global Inc.+ .....       37,551             496
     89,730  UnitedGlobalCom Inc., Cl. A+     530,024         866,792
                                         ------------    ------------
                                            7,884,778      11,844,812
                                         ------------    ------------
              CONSUMER SERVICES -- 1.4%
      4,000  Bowlin Travel Centers Inc.+        3,022           7,800
    112,400  IAC/InterActiveCorp+ ......    2,658,200       3,104,488
      2,000  Martha Stewart Living
               Omnimedia Inc., Cl. A+ ..       16,500          58,040
      4,000  TiVo Inc.+ ................       27,943          23,480
                                         ------------    ------------
                                            2,705,665       3,193,808
                                         ------------    ------------


                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2004

                                                             MARKET
     SHARES                                   COST           VALUE
     ------                                   ----           ------

             COMMON STOCKS (CONTINUED)
             DISTRIBUTION COMPANIES (CONTINUED)
             DIVERSIFIED INDUSTRIAL -- 1.7%
     50,000  Bouygues SA ............... $  1,426,440    $  2,310,725
     40,000  General Electric Co. ......    1,232,250       1,460,000
      7,700  Hutchison Whampoa Ltd. ....       71,267          72,070
      7,908  Malaysian Resources Corp. .
               Berhad+ .................       41,566           1,602
                                         ------------    ------------
                                            2,771,523       3,844,397
                                         ------------    ------------
             ENERGY AND UTILITIES -- 0.4%
     44,000  El Paso Electric Co.+ .....      351,452         833,360
                                         ------------    ------------
             ENTERTAINMENT -- 4.6%
      5,000  Blockbuster Inc., Cl. A ...       52,438          47,700
      3,150  British Sky Broadcasting
               Group plc, ADR ..........       56,080         137,560
      2,500  DreamWorks Animation
               SKG Inc., Cl. A+ ........       70,000          93,775
    100,000  GC Companies Inc.+ (c) ....      241,092          86,000
    150,000  Grupo Televisa SA, ADR ....    5,084,850       9,075,000
     68,747  ITV plc ...................      143,456         138,917
      4,587  ITV plc, Cv.+ .............        4,538           3,479
     32,730  Metro-Goldwyn-Mayer Inc.+ .      266,262         388,832
     17,000  Regal Entertainment Group,
               Cl. A ...................      323,000         352,750
                                         ------------    ------------
                                            6,241,716      10,324,013
                                         ------------    ------------
             EQUIPMENT -- 1.9%
     11,450  American Tower Corp., Cl. A+     134,266         210,680
      1,000  Amphenol Corp., Cl. A+ ....        7,794          36,740
     35,000  Andrew Corp.+ .............      141,088         477,050
        416  Avaya Inc.+ ...............        9,761           7,155
      2,000  CommScope Inc.+ ...........       29,407          37,800
     90,000  Corning Inc.+ .............      825,299       1,059,300
      3,000  Furukawa Electric
               Co. Ltd.+ ...............       22,588          16,630
      3,000  L-3 Communications
             Holdings Inc. .............       33,000         219,720
     80,000  Lucent Technologies Inc.+ .      486,490         300,800
     60,000  Motorola Inc. .............      672,385       1,032,000
     30,000  Nortel Networks Corp.+ ....      140,250         104,700
     12,000  QUALCOMM Inc. .............       31,219         508,800
      6,000  Scientific-Atlanta Inc. ...       50,804         198,060
     20,000  Sycamore Networks Inc.+ ...       63,894          81,200
        200  Trestle Holdings Inc.+ ....        2,500             430
                                         ------------    ------------
                                            2,650,745       4,291,065
                                         ------------    ------------
             FOOD AND BEVERAGE -- 0.1%
     30,000  Allied Domecq plc .........      183,988         295,473
      5,282  Compass Group plc .........       37,648          24,972
                                         ------------    ------------
                                              221,636         320,445
                                         ------------    ------------
             SATELLITE -- 1.7%
        300  Asia Satellite
               Telecommunications
               Holdings Ltd., ADR ......        5,693           5,610
     80,000  DIRECTV Group Inc.+ .......    1,347,414       1,339,200
     35,000  EchoStar Communications
               Corp., Cl. A ............      319,587       1,163,400
     10,000  Lockheed Martin Corp. .....      278,625         555,500
      3,000  Loral Space &
               Communications Ltd.+ ....          510             510
     50,000  Pegasus Communications
               Corp., Cl. A+ ...........      404,943         469,500

                                                             MARKET
     SHARES                                   COST           VALUE
     ------                                   ----           ------

      6,000  PT Indosat Tbk, ADR ....... $     58,079    $    187,080
         30  SKY Perfect
               Communications Inc. .....       15,472          32,497
                                         ------------    ------------
                                            2,430,323       3,753,297
                                         ------------    ------------
             TELECOMMUNICATIONS: LONG DISTANCE -- 1.4%
     30,000  AT&T Corp. ................      890,847         571,800
      1,000  Embratel Participacoes
               SA, ADR+ ................        4,150          10,520
     35,000  Philippine Long Distance
               Telephone Co., ADR+ .....      597,989         872,550
     65,000  Sprint Corp. ..............    1,136,075       1,615,250
      1,000  Startec Global
               Communications
               Corp.+ (c) ..............        4,645               2
      1,666  Talk America Holdings
               Inc.+ ...................        2,529          11,029
                                         ------------    ------------
                                            2,636,235       3,081,151
                                         ------------    ------------
             TELECOMMUNICATIONS: NATIONAL -- 5.3%
     10,000  BT Group plc, ADR .........      428,060         395,300
      5,000  China Telecom Corp. .......
             Ltd., ADR .................      126,250         184,000
      5,000  China Unicom Ltd., ADR ....       38,450          39,250
     40,000  Compania de
               Telecomunicaciones de
               Chile SA, ADR ...........      665,851         449,600
    162,000  Deutsche Telekom AG, ADR+ .    2,279,995       3,674,160
     50,000  Elisa Corp.+ ..............      527,900         806,035
      3,000  France Telecom SA, ADR ....       48,120          99,240
      3,305  Hellenic Telecommunications
               Organization SA .........       39,578          59,389
        500  Magyar Tavkozlesi Rt, ADR .        9,650          12,205
         20  Nippon Telegraph &
               Telephone Corp. .........      123,433          89,782
      4,320  PT Telekomunikasi
               Indonesia, ADR ..........       18,512          90,806
      6,000  Rostelecom, ADR ...........       41,408          65,640
     45,000  Swisscom AG, ADR ..........    1,217,835       1,778,850
      2,000  Telecom Corp. of New
               Zealand Ltd., ADR .......       31,000          70,920
     58,000  Telefonica SA, ADR ........    1,382,739       3,277,000
     19,000  Telefonos de Mexico SA de
               CV, Cl. L, ADR ..........      177,884         728,080
     18,172  TeliaSonera AB ............       51,070         108,834
      2,400  Telstra Corp. Ltd., ADR ...       30,324          45,936
                                         ------------    ------------
                                            7,238,059      11,975,027
                                         ------------    ------------
             TELECOMMUNICATIONS: REGIONAL -- 9.3%
      4,266  Aliant Inc. ...............       39,187          98,982
      6,000  Allegiance Telecom Inc.+ (c)      28,659              28
      7,000  ALLTEL Corp. ..............      372,121         411,320
      9,557  ATX Communications Inc.+ ..       24,550             382
     40,000  BCE Inc. ..................      839,129         965,200
      4,000  Brasil Telecom Participacoes
               SA, ADR .................      231,474         152,600
     47,000  CenturyTel Inc. ...........    1,440,777       1,667,090
      2,000  Choice One
               Communications Inc.+ (c)           700               0
    120,000  Cincinnati Bell Inc.+ .....      980,612         498,000
    143,000  Citizens Communications Co.    1,663,753       1,971,970
     50,000  Commonwealth Telephone
               Enterprises Inc.+ .......    1,136,673       2,483,000
      3,000  Metromedia International
               Group Inc.+ .............          345           1,680
    350,646  Qwest Communications
               International Inc.+ .....    2,051,890       1,556,868


                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2004

                                                             MARKET
     SHARES                                   COST           VALUE
     ------                                   ----           ------

             COMMON STOCKS (CONTINUED)
             DISTRIBUTION COMPANIES (CONTINUED)
             TELECOMMUNICATIONS: REGIONAL (CONTINUED)
    260,345  Rogers Communications Inc.,
              Cl. B, New York .......... $  2,120,383    $  6,808,022
      9,655  Rogers
               Communications Inc.,
               Cl. B, Toronto ..........      148,206         253,352
      6,000  SBC Communications Inc. ...      145,321         154,620
     18,432  Tele Norte Leste Participacoes
               SA, ADR .................      252,380         310,948
     10,000  Telecom Argentina SA,
               Cl. B, ADR+ .............       26,440         109,600
     45,000  TELUS Corp. ...............      810,821       1,360,347
     15,000  TELUS Corp., Non-Voting ...      347,478         434,920
      4,000  Time Warner Telecom Inc.,
               Cl. A+ ..................       25,000          17,440
     40,000  Verizon Communications
               Inc. ....................    1,491,890       1,620,400
                                         ------------    ------------
                                           14,177,789      20,876,769
                                         ------------    ------------
             WIRELESS COMMUNICATIONS -- 6.8%
     34,000  America Movil SA de CV,
               Cl. L, ADR ..............      531,002       1,779,900
        102  Hutchison Telecommunications
               International Ltd.+ .....           79              92
    240,000  Jasmine International Public
               Co. Ltd.+ (c) ...........        5,040           3,984
     29,600  mm02 plc, ADR+ ............      264,820         697,672
        500  NTT DoCoMo Inc. ...........      762,806         922,221
     31,500  Price Communications
               Corp.+ ..................      293,906         585,585
     10,800  Rural Cellular Corp.,
               Cl. A+ ..................       22,788          67,273
     37,000  SK Telecom Co. Ltd., ADR ..      828,800         823,250
      2,449  Tele Centro Oeste Celular
               Participacoes SA, ADR ...        7,341          24,172
        190  Tele Leste Celular
               Participacoes SA, ADR+ ..        5,082           2,308
        330  Tele Norte Celular
               Participacoes SA, ADR ...        5,098           3,013
    350,000  Telecom Italia Mobile SpA      1,680,518       2,616,556
        825  Telemig Celular Participacoes
               SA, ADR .................       23,843          23,290
     68,000  Telephone & Data
               Systems Inc. ............    4,836,192       5,232,600
      8,914  Telesp Celular Participacoes
               SA, ADR+ ................      221,790          60,613
      3,178  Tim Participacoes SA, ADR         38,554          49,005
     15,000  Total Access
               Communications plc+ .....       66,339          53,100
     17,500  United States Cellular
               Corp.+ ..................      564,709         783,300
     19,000  Vimpel-Communications,
               ADR+ ....................      133,813         686,660
     12,650  Vodafone Group plc, ADR ...      203,637         346,357
     16,000  Western Wireless Corp.,
               Cl. A+ ..................       50,272         468,800
                                         ------------    ------------
                                           10,546,429      15,229,751
                                         ------------    ------------
             TOTAL DISTRIBUTION
               COMPANIES ...............   81,703,298     113,072,201
                                         ------------    ------------
             TOTAL COMMON STOCKS .......  141,119,713     202,702,874
                                         ------------    ------------

                                                             MARKET
     SHARES                                   COST           VALUE
     ------                                   ----           ------

             PREFERRED STOCKS -- 0.9%
             BROADCASTING -- 0.7%
      1,063  Granite Broadcasting Corp.,
               12.750% Pfd.+ ........... $    439,683    $    515,555
        100  Gray Television Inc.,
               8.000% Cv. Pfd.,
               Ser. C (c) ..............    1,000,000       1,077,137
                                         ------------    ------------
                                            1,439,683       1,592,692
                                         ------------    ------------
             BUSINESS SERVICES -- 0.2%
     10,809  Interep National Radio
               Sales Inc., 4.000% Cv.
               Pfd., Ser. A (c) ........    1,081,573         358,990
                                         ------------    ------------
             TOTAL PREFERRED
               STOCKS ..................    2,521,256       1,951,682
                                         ------------    ------------

             RIGHTS -- 0.0%
             BROADCASTING -- 0.0%
      5,140  Media Prima Berhad
               expires 07/18/08+ .......        1,353           1,407
                                         ------------    ------------

             WARRANTS -- 0.0%
             BROADCASTING -- 0.0%
      5,140  Media Prima Berhad,
               expires 07/31/08+                  135           1,075
                                         ------------    ------------
             COMMUNICATIONS EQUIPMENT -- 0.0%
        541  Lucent Technologies Inc.,
               expires 12/10/07+ .......          898             855
                                         ------------    ------------
             PUBLISHING -- 0.0%
     25,000  Nation Multimedia
               Group plc+ (c)                       0           1,194
                                         ------------    ------------
             TOTAL WARRANTS ............        1,033           3,124
                                         ------------    ------------

  PRINCIPAL
   AMOUNT
  --------

             CORPORATE BONDS -- 0.4%
             BUSINESS SERVICES -- 0.4%
 $   50,000  BBN Corp., Sub. Deb. Cv.,
               6.000%, 04/01/12+ (a)(c)        49,458               0
             Trans-Lux Corp., Sub. Deb. Cv.,
    300,000      8.250%, 03/01/2012 ....      292,404         304,500
    500,000      7.500%, 12/01/2006 ....      502,291         507,500
                                         ------------    ------------
             TOTAL CORPORATE
               BONDS ...................      844,153         812,000
                                         ------------    ------------

             U.S. GOVERNMENT OBLIGATIONS -- 8.3%
 18,693,000  U.S. Treasury Bills,
               1.786% to 2.202%++,
               01/13/05 to 03/17/05 ....   18,631,368      18,630,496
                                         ------------    ------------

TOTAL INVESTMENTS-- 100.0% ............. $163,118,876     224,101,583
                                         ============

LIABILITIES IN EXCESS OF OTHER ASSETS ...............        (362,175)

PREFERRED STOCK
  (994,100 preferred shares outstanding) ............     (49,827,500)
                                                         ------------

NET ASSETS -- COMMON STOCK
  (14,170,253 common shares outstanding) ............    $173,911,908
                                                         ============
NET ASSET VALUE PER COMMON SHARE
   ($173,911,908 / 14,170,253 shares outstanding) ...           12.27
                                                                =====


                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2004



----------
             For Federal tax purposes:
             Aggregate cost .........................    $168,091,169
                                                         ============
             Gross unrealized appreciation ..........    $ 66,249,502
             Gross unrealized depreciation ..........     (10,091,993)
                                                         ------------
             Net unrealized appreciation
              (depreciation) ........................    $ 56,157,509
                                                         ============

----------
(a)    Security in default.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the Rule 144A securities are considered liquid and the market value amounted to $2,175,908 or 0.97% of total investments.
(c) Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At December 31, 2004, the market value of fair valued securities amounted to $1,662,086 or 0.74% of total investments.
  +    Non-income producing security.
 ++    Represents annualized yield at date of purchase.
 ADR - American Depository Receipt.
 GDR - Global Depository Receipt.


                                             % OF
                                             MARKET          MARKET
                                              VALUE           VALUE
                                             ------          ------
             GEOGRAPHIC DIVERSIFICATION
             North America ..............    76.1%       $170,501,982
             Europe .....................    13.5          30,187,751
             Latin America ..............     5.0          11,223,589
             Asia/Pacific ...............     2.7           6,155,119
             Japan ......................     2.7           6,033,142
                                            -----        ------------
                                            100.0%       $224,101,583
                                            =====        ============



                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

           STATEMENT OF ASSETS AND LIABILITIES
                      DECEMBER 31, 2004

ASSETS:
  Investments, at value (cost $163,118,876).. $224,101,583
  Cash and foreign currency, at value
    (cost $75,461) ...........................      75,761
  Receivable for investments sold ............   1,617,355
  Dividends and interest receivable ..........     231,661
  Unrealized appreciation on swap contracts ..     144,785
  Other assets ...............................      10,219
                                              ------------
  TOTAL ASSETS ............................... 226,181,364
                                              ------------
LIABILITIES:
  Payable for investment purchased ...........   1,622,353
  Payable for investment advisory fees .......     636,280
  Payable for shareholder communications fees       72,343
  Payable for payroll expense ................      29,834
  Dividends payable ..........................      26,023
  Payable for audit and legal fees ...........      20,490
  Payable to custodian .......................      15,030
  Other accrued expenses and liabilities .....      19,603
                                              ------------
  TOTAL LIABILITIES ..........................   2,441,956
                                              ------------
PREFERRED STOCK:
  Series B Cumulative  Preferred Stock
    (6.00%, $25 liquidation value, $0.001 par
    value,  1,000,000 shares authorized with
    993,100  shares  issued and outstanding)..  24,827,500
  Series C Cumulative Preferred Stock
   (Auction Rate, $25,000 liquidation value,
    $0.001  par value,  1,000  shares
    authorized  with 1000  shares  issued
     and outstanding) ........................  25,000,000
                                              ------------
  TOTAL PREFERRED STOCK ......................  49,827,500
                                              ------------
  NET ASSETS ATTRIBUTABLE TO COMMON
    STOCK SHAREHOLDERS .......................$173,911,908
                                              ============
NET ASSETS ATTRIBUTABLE TO COMMON STOCK
  SHAREHOLDERS CONSIST OF:
  Capital stock, at par value ................$     14,170
  Additional paid-in capital ................. 117,742,662
  Accumulated net investment income ..........      25,450
  Accumulated net realized loss on
   investments, swap contracts and
   foreign currency transactions .............  (5,000,176)
  Net unrealized appreciation on
   investments, swap contracts and
   foreign currency translations .............  61,129,802
                                              ------------
  TOTAL NET ASSETS ...........................$173,911,908
                                              ============
  NET ASSET VALUE PER COMMON SHARE
    ($173,911,908 / 14,170,253 shares
      outstanding; 196,750,000 shares
      authorized of $0.001 par value) ........      $12.27
                                                    ======


                    STATEMENT OF OPERATIONS
             FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
  Dividends (net of foreign taxes
   of $122,603) .............................. $ 3,739,065
  Interest ...................................     233,852
                                               -----------
  TOTAL INVESTMENT INCOME ....................   3,972,917
                                               -----------
EXPENSES:
  Investment advisory fees ...................   1,972,573
  Shareholder communications expenses ........     296,279
  Payroll ....................................     166,947
  Shareholder services fees ..................      79,525
  Directors' fees ............................      68,000
  Custodian fees .............................      62,445
  Auction agent fees .........................      61,200
  Legal and audit fees .......................      43,100
  Accounting fees ............................      34,800
  Miscellaneous expenses .....................      97,072
                                               -----------
  TOTAL EXPENSES .............................   2,881,941
                                               -----------
  NET INVESTMENT INCOME ......................   1,090,976
                                               -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
  SWAP CONTRACTS AND FOREIGN CURRENCY:
  Net realized gain on investments ...........   1,728,001
  Net realized loss on foreign currency
    transactions .............................        (479)
  Net realized loss on swap contracts ........    (550,383)
                                               -----------
  Net realized gain on investments, swap
    contracts and foreign currency transactions  1,177,139
                                               -----------
  Net change in unrealized appreciation/depreciation
    on investments, swap contracts and foreign
    currency translations ....................  23,752,164
                                               -----------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
    SWAP CONTRACTS AND FOREIGN CURRENCY ......  24,929,303
                                               -----------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ..........................  26,020,279
                                               -----------
  Total Distributions to Preferred
    Stock Shareholders .......................  (1,867,059)
                                               -----------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE
    TO COMMON STOCK SHAREHOLDERS RESULTING
    FROM OPERATIONS .......................... $24,153,220
                                               ===========


     STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

                                                                                            YEAR ENDED           YEAR ENDED
                                                                                         DECEMBER 31, 2004    DECEMBER 31, 2003
                                                                                         -----------------    -----------------
OPERATIONS:
  Net investment income (loss) ............................................................$  1,090,976*       $   (451,971)*
  Net realized gain on investments and foreign currency transactions ......................   1,177,139*          1,673,586*
  Net change in unrealized appreciation/depreciation on investments,
    swap contracts and foreign currency translations ......................................  23,752,164*         43,221,001*
                                                                                           ------------        ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................  26,020,279          44,442,616
                                                                                           ------------        ------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
  Net investment income ...................................................................    (515,381)                 --
  Net realized short-term gains on investments and foreign currency transactions ..........    (355,500)                 --
  Net realized long-term gains on investments and foreign currency transactions ...........    (996,178)         (1,815,651)
                                                                                           ------------        ------------
  TOTAL DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS .....................................  (1,867,059)         (1,815,651)
                                                                                           ------------        ------------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS
    RESULTING FROM OPERATIONS .............................................................  24,153,220          42,626,965
                                                                                           ------------        ------------
TRUST SHARE TRANSACTIONS:
  Net decrease from repurchase of common shares ...........................................    (444,435)           (522,334)
  Net increase from repurchase of preferred shares ........................................       8,254                  --
  Offering costs for preferred shares charged to paid-in capital ..........................          --          (1,442,569)
                                                                                           ------------        ------------
  NET DECREASE IN NET ASSETS FROM TRUST SHARE TRANSACTIONS ................................    (436,181)         (1,964,903)
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS ....................  23,717,039          40,662,062
NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS:
  Beginning of period ..................................................................... 150,194,869         109,532,807
                                                                                           ------------        ------------
  End of period ...........................................................................$173,911,908        $150,194,869
                                                                                           ============        ============

----------
   * As a result of changes in generally accepted accounting principles, the Multimedia Trust has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized and unrealized gain (loss) in the statement of operations. The effect of this reclassification was to increase net investment income and decrease realized and unrealized gain by $573,973 and $470,703 for years ended December 31, 2004 and December 31, 2003, respectively.

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                          NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION. The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") is a closed-end, non-diversified management investment company organized as a Maryland corporation on March 31, 1994 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital with income as a secondary objective. The Multimedia Trust had no operations prior to November 15, 1994, other than the sale of 10,000 shares of common stock for $100,000 to The Gabelli Equity Trust Inc. (the "Equity Trust"). Investment operations commenced on November 15, 1994.

     Effective August 1, 2002, the Multimedia Trust modified its non-fundamental investment policy to increase, from 65% to 80%, the portion of its assets that it will invest, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options and warrants of companies in the telecommunications, media, publishing and entertainment industries (the "80% Policy").

     The 80% Policy may be changed without shareholder approval. However, the Multimedia Trust has adopted a policy to provide shareholders with notice at least 60 days prior to the implementation of any change in the 80% Policy.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the "Board") so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

     Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close of foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board. Debt instruments that are not credit impaired with remaining maturities of 60 days or less are valued at amortized cost, unless the Board determines such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

     Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

     REPURCHASE AGREEMENTS. The Multimedia Trust may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Multimedia Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Multimedia Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Multimedia Trust's holding period. The Multimedia Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Multimedia Trust in each agreement. The Multimedia Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Multimedia Trust may be delayed or limited.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     SWAP AGREEMENTS. The Multimedia Trust may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Multimedia Trust would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Multimedia Trust periodically a variable rate payment that is intended to approximate the Multimedia Trust's variable rate payment obligation on the Series C Preferred Stock. In an interest rate cap, the Multimedia Trust would pay a premium to the interest rate cap to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Multimedia Trust would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. Depending on the general state of short-term interest rates and the returns on the Multimedia Trust's portfolio securities at that point in time, such a default could negatively affect the Multimedia Trust's ability to make dividend payments for the Series C Preferred Stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Multimedia Trust will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Multimedia Trust's ability to make dividend payments on the Series C Preferred Stock.

     The Multimedia Trust has entered into two interest rate swap agreements with Citibank N.A. Under the agreement the Multimedia Trust receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at December 31, 2004 are as follows:

       NOTIONAL                      FLOATING RATE*         TERMINATION              UNREALIZED
        AMOUNT      FIXED RATE    (RATE RESET MONTHLY)         DATE          APPRECIATION/(DEPRECIATION)
     -----------    ----------    --------------------      -----------      ---------------------------
     $10,000,000      4.32%              2.33%             April 4, 2013              $ (4,691)
     $15,000,000      3.27%              2.33%             April 4, 2008              $149,476

----------
* Based on Libor (London Interbank Offered Rate).

     As a result of a FASB Emerging Issues Task Force consensus (and subsequent related SEC staff guidance), the Multimedia Trust has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year's statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly.

     This reclassification increased net investment income and decreased net realized and unrealized gains by $573,973 and $470,703 for the years ended December 31, 2004 and December 31, 2003, respectively, but had no effect on the Multimedia Trust's net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.

     FORWARD FOREIGN EXCHANGE CONTRACTS. The Multimedia Trust may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Multimedia Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Multimedia Trust's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Multimedia Trust could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     FOREIGN CURRENCY TRANSLATIONS. The books and records of the Multimedia Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Multimedia Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     FOREIGN SECURITIES. The Multimedia Trust may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders of the Multimedia Trust's 6.00% Series B Cumulative Preferred Stock and Series C Auction Rate Cumulative Preferred Stock ("Cumulative Preferred Stock") are accrued on a daily basis and are determined as described in Note 5. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from that determined under U.S. generally accepted accounting principles.

     For the year ended December 31, 2004, reclassifications were made to decrease accumulated net investment income by $550,145 and to decrease accumulated net realized loss on investments, swap contracts and foreign currency transactions by $550,862 with an offsetting adjustment to paid-in capital.

     The tax characteristics of distributions paid during the fiscal year ended December 31, 2004 and December 31, 2003 were as follows:

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2004    DECEMBER 31, 2003
                                                  -----------------    -----------------
                                                     Preferred            Preferred
                                                     ---------            ---------
    DISTRIBUTIONS PAID FROM:
    Ordinary income (inclusive of short-term gains)  $  870,881                   --
    Net long-term capital gain .....................    996,178           $1,815,651
                                                     ----------           ----------
    Total distributions paid ....................... $1,867,059           $1,815,651
                                                     ==========           ==========

     PROVISION FOR INCOME TAXES. The Multimedia Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended the "Code". It is the Multimedia Trust's policy to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

     As of December 31, 2004, the components of accumulated earnings/(losses) on a tax basis were as follows:

      Net unrealized appreciation on investments and
        foreign currency translations ...............    $56,157,509
      Other .........................................         (2,433)
                                                         -----------
      Total .........................................    $56,155,076
                                                         ===========

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Multimedia Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Multimedia Trust will pay the Adviser on the first business day of each month a fee for the previous month equal on an annual basis to 1.00% of the value of the Multimedia Trust's average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Multimedia Trust's portfolio and oversees the administration of all aspects of the Multimedia Trust's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the net asset value of the common shares of the Multimedia Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of the Cumulative Preferred Stock for the year.

     The Multimedia Trust's total return on the net asset value of the common shares is monitored on a monthly basis to assess whether the total return on the net asset value of the common shares exceeds the stated dividend rate of the Cumulative Preferred stock for the period. For the year ended December 31, 2004, the Multimedia Trust's total return on the net asset value of the common shares exceeded the stated dividend rate of all outstanding preferred stock. Thus, management fees were accrued on these assets.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     During the year ended December 31, 2004, Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser, received $33,586 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Multimedia Trust.

     The cost of calculating the Multimedia Trust's net asset value per share is a Multimedia Trust expense pursuant to the Investment Advisory Agreement between the Multimedia Trust and the Adviser. During the year ended December 31, 2004, the Multimedia Trust reimbursed the Adviser $34,800 in connection with the cost of computing the Multimedia Trust's net asset value.

     The Multimedia Trust is assuming its portion of the allocated cost of the Gabelli Funds' Chief Compliance Officer in the amount of $1,470 for the period of October 1, 2004 through December 31, 2004 which is included in payroll expense on Statement of Operations.

4.  PORTFOLIO  SECURITIES.   Cost  of  purchases  and  proceeds  from  sales  of
securities, other than short-term securities, for the year ended December 31, 2004 aggregated $16,821,054 and $14,268,030, respectively.

5. CAPITAL. The charter permits the Multimedia Trust to issue 196,750,000 shares of common stock (par value $0.001). The Board of the Multimedia Trust has authorized the repurchase of up to 1,000,000 shares of the Multimedia Trust's outstanding common stock. During the year ended December 31, 2004, the Multimedia Trust repurchased 48,700 shares of its common stock in the open market at a cost of $444,435 and an average discount of approximately 14.68% from its net asset value. During the year ended December 31, 2003, the Multimedia Trust repurchased 66,000 shares of its common stock in the open market at a cost of $522,334 and an average discount of approximately 14.57% from its net asset value. All shares of common stock repurchased have been retired.

     Transactions in capital stock were as follows:

                                                        YEAR ENDED                YEAR ENDED
                                                     DECEMBER 31, 2004         DECEMBER 31, 2003
                                                 ----------------------    ----------------------
                                                  Shares       Amount       Shares       Amount
                                                 --------     ---------    --------     ---------
Net decrease from repurchase of common shares ...(48,700)     $(444,435)   (66,000)     $(522,334)
                                                 -------      ---------    -------      ---------
Net decrease ....................................(48,700)     $(444,435)   (66,000)     $(522,334)
                                                 =======      =========    =======      =========

     The Multimedia Trust's Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to Common Shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Multimedia Trust is required to meet certain asset coverage tests as required by the 1940 Act and by the Articles Supplementary with respect to the Cumulative Preferred Stock. If the Multimedia Trust fails to meet these requirements and does not correct such failure, the Multimedia Trust may be required to redeem, in part or in full, the 6.00% Series B and Series C Auction Rate Cumulative Preferred Stock at a redemption price of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Multimedia Trust's ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times.

     The Multimedia Trust, as authorized by the Board, redeemed the remaining 75% (926,025 shares) of its outstanding 7.92% Cumulative Preferred Stock. The redemption date was April 2, 2003 and the redemption price was $25.033 per Preferred Share, which consisted of $25.00 per share of Preferred Stock (the liquidation value), plus accumulated and unpaid dividends through the redemption date of $0.033 per Preferred Share. The Preferred Shares were callable at any time at the liquidation value of $25.00 per share plus accrued dividends following the expiration of the five-year call protection on June 1, 2002.

     On March 31, 2003, the Multimedia Trust received net proceeds of $24,009,966 (after underwriting discounts of $787,500 and offering expenses of $202,534) from the public offering of 1,000,000 shares of 6.00% Series B
Cumulative Preferred Stock. Commencing April 2, 2008 and thereafter, the Multimedia Trust, at its option, may redeem the 6.00% Series B Cumulative Preferred Stock in whole or in part at the liquidation value price. The Board has authorized the repurchase of the 6.00% Series B Cumulative Preferred Stock in the open market at prices less than the $25 liquidation value of the Cumulative Preferred Stock. During the year ended December 31, 2004, the Multimedia Trust repurchased 6,900 shares of 6.00% Series B Cumulative Preferred Stock in the open market at a cost of $164,246 and an average discount of approximately 4.86% from its liquidation value of $25.00 per share. All repurchased shares of 6.00% Series B Cumulative Preferred Stock have been retired. At December 31, 2004, 993,100 shares of the 6.00% Series B Cumulative Preferred Stock were outstanding and accrued dividends amounted to $20,690.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     On March 31, 2003, the Multimedia Trust received net proceeds of $24,547,465 (after underwriting discounts of $250,000 and offering expenses of $202,535) from the public offering of 1,000 shares of Series C Auction Rate Cumulative Preferred Stock. The dividend rate, as set by the auction process, which is generally held every 7 days, is expected to vary with short-term interest rates. The rates of Series C Auction Rate Cumulative Preferred Stock ranged from 1.02% to 2.56% for the year ended December 31, 2004. Existing shareholders may submit an order to hold, bid or sell such shares on each auction date. Series C Auction Rate Cumulative Preferred Stock shareholders may also trade shares in the secondary market. The Multimedia Trust, at its option, may redeem the Series C Auction Rate Cumulative Preferred Stock in whole or in part at the liquidation value price at any time. During the year ended December 31, 2004, the Multimedia Trust did not repurchase any shares of Series C Auction Rate Cumulative Preferred Stock. At December 31, 2004, 1,000 shares of the
Series C Auction Rate Cumulative Preferred Stock were outstanding with an annualized dividend rate of 2.56% per share and accrued dividends amounted to $5,333.

     The holders of Cumulative Preferred Stock have voting rights equivalent to those of the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. In addition, the 1940 Act requires that along with approval of a majority of the holders of common stock, approval of a majority of the holders of any outstanding shares of Cumulative Preferred Stock, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the Cumulative Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Multimedia Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

     Under Emerging Issues Task Force (EITF) promulgating Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. In accordance with the guidance of the EITF, the Multimedia Trust's Cumulative Preferred Stock is classified outside of permanent equity (net assets attributable to common stock shareholders) in the accompanying financial statements.

6. INDUSTRY CONCENTRATION. Because the Multimedia Trust primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. OTHER MATTERS. The Adviser and/or affiliates have received subpoenas from the Attorney General of the State of New York and the SEC requesting information on mutual fund shares trading practices. Gabelli Asset Management Inc., the Adviser's parent company, is responding to these requests. The Multimedia Trust does not believe that these matters will have a material adverse effect on the Multimedia Trust's financial position or the results of its operations.

8. INDEMNIFICATIONS. The Multimedia Trust enters into contracts that contain a variety of indemnifications. The Multimedia Trust's maximum exposure under these arrangements is unknown. However, the Multimedia Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A MULTIMEDIA TRUST COMMON SHARE
  OUTSTANDING THROUGHOUT EACH PERIOD:                                                 YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------------
                                                               2004(E)(D)       2003(E)(D)      2002           2001         2000
                                                               ----------       ---------       ----           ----         ----
OPERATING PERFORMANCE:
  Net asset value, beginning of period .......................  $  10.56        $  7.67      $  10.52       $  12.21     $  19.90
                                                                --------       --------      --------       --------     --------
  Net investment income (loss) ...............................      0.04          (0.03)        (0.00)(a)      (0.02)        0.21
  Net realized and unrealized gain (loss) on investments .....      1.79           3.14         (2.68)         (1.44)       (4.74)
                                                                --------       --------      --------       --------     --------
  Total from investment operations ...........................      1.83           3.11         (2.68)         (1.46)       (4.53)
                                                                --------       --------      --------       --------     --------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
  Net investment income ......................................     (0.04)            --            --             --        (0.02)
  Net realized gain on investments ...........................     (0.09)         (0.13)        (0.17)         (0.17)       (0.18)
                                                                --------       --------      --------       --------     --------
  Total distributions to preferred stock shareholders ........     (0.13)         (0.13)        (0.17)         (0.17)       (0.20)
                                                                --------       --------      --------       --------     --------
  NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO
    COMMON STOCK SHAREHOLDERS RESULTING FROM OPERATIONS ......      1.70           2.98         (2.85)         (1.63)       (4.73)
                                                                --------       --------      --------       --------     --------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
  Net investment income ......................................        --             --            --           0.00(a)     (0.16)
  Net realized gain on investments ...........................        --             --            --          (0.06)       (1.41)
                                                                --------       --------      --------       --------     --------
  Total distributions to common stock shareholders ...........        --             --            --          (0.06)       (1.57)
                                                                --------       --------      --------       --------     --------
CAPITAL SHARE TRANSACTIONS:
  Increase (decrease) in net asset value from common stock
    share transactions .......................................      0.01           0.01          0.00(a)          --        (1.35)
  Increase in net asset value from repurchases of
    preferred shares .........................................      0.00(a)          --            --             --           --
  Offering expenses charged to paid-in capital ...............        --          (0.10)           --             --        (0.04)
                                                                --------       --------      --------       --------     --------
  Total capital share transactions ...........................      0.01          (0.09)         0.00(a)          --        (1.39)
                                                                --------       --------      --------       --------     --------
  NET ASSET VALUE ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS,
    END OF PERIOD ............................................  $  12.27       $  10.56      $   7.67       $  10.52     $  12.21
                                                                ========       ========      ========       ========     ========
  Net asset value total return + .............................      16.2%          37.7%        (27.1)%        (13.3)%      (24.9)%
                                                                ========       ========      ========       ========     ========
  Market value, end of period ................................  $  10.68       $   9.07      $   6.40       $   9.01     $  10.31
                                                                ========       ========      ========       ========     ========
  Total investment return ++ .................................      17.8%          41.7%        (29.0)%        (12.1)%      (35.0)%
                                                                ========       ========      ========       ========     ========
RATIOS AND SUPPLEMENTAL DATA:
  Net assets including liquidation value of preferred shares,
    end of period (in 000's) .................................  $223,739       $200,195      $132,683       $181,539     $205,893
  Net assets attributable to common shares,
    end of period (in 000's) .................................  $173,912       $150,195      $109,533       $150,672     $175,026
  Ratio of net investment income (loss) to average
    net assets attributable to common shares .................      0.71%         (0.36)%       (0.04)%        (0.18)%       1.36%
  Ratio of operating expenses to average net assets
    attributable to common shares ............................      1.87%          1.81%         1.46%          1.34%        1.46%
  Ratio of operating expenses to average total net assets
    including liquidation value of preferred shares ..........      1.41%          1.35%         1.18%          1.13%        1.27%
  Portfolio turnover rate ....................................       7.5%          10.9%         16.6%          25.4%        29.9%


                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                              FINANCIAL HIGHLIGHTS


                                                                                     YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------------
                                                                  2004            2003          2002           2001         2000
                                                                  ----            ----          ----           ----         ----
PREFERRED STOCK:
  7.92% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ................        --             --       $23,150        $30,867      $30,867
  Total shares outstanding (in 000's) ........................        --             --           926          1,235        1,235
  Liquidation preference per share ...........................        --             --       $ 25.00        $ 25.00      $ 25.00
  Average market value (b) ...................................        --             --       $ 25.75        $ 25.50      $ 23.54
  Asset coverage per share ...................................        --             --       $143.29        $147.00      $166.72
  6.00% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ................  $ 24,828       $ 25,000            --             --           --
  Total shares outstanding (in 000's) ........................       993          1,000            --             --           --
  Liquidation preference per share ...........................  $  25.00       $  25.00            --             --           --
  Average market value (b) ...................................  $  24.84       $  25.28            --             --           --
  Asset coverage per share ...................................  $ 112.26       $ 100.10
  AUCTION RATE CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ................  $ 25,000       $ 25,000            --             --           --
  Total shares outstanding (in 000's) ........................         1              1            --             --           --
  Liquidation preference per share ...........................  $ 25,000       $ 25,000            --             --           --
  Average market value (b) ...................................  $ 25,000       $ 25,000            --             --           --
  Asset coverage per share ...................................  $112,257       $100,097
  ASSET COVERAGE (C) .........................................       449%           400%          573%           588%         667%

----------
   + Based  on  net  asset  value  per  share,   adjusted  for  reinvestment  of
     distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder. Total return for the period of less than one year is not annualized.
  ++ Based  on  market   value  per  share,   adjusted   for   reinvestment   of
     distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder. Total return for the period of less than one year is not annualized.
 (a) Amount represents less than $0.005 per share.
 (b) Based on weekly prices.
 (c) Asset  coverage is calculated  by combining all series of preferred  stock.
 (d) See Note 2 to Financial Statements (Swap Agreements).
 (e) As a result of changes in accounting principles, the Multimedia Trust has reclassified periodic payments made under interest rate swap agreements, previously included within net investment income, to components of realized and unrealized gain (loss) in the Statement of Operations. The effect of this reclassification for the years ended December 31, 2004 and December 31, 2003 was net investment income per share increased by $0.04 and $0.03, respectively, ratio of net investment income to average net assets attributable to common shares increased by 0.38% and 0.38%, respectively, ratios of operating expenses to average net assets attributable to common shares decreased by 0.38% and 0.38%, respectively, and ratios of operating expenses to average total net assets including liquidation value of preferred shares decreased by 0.28% and 0.28%, respectively.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The Gabelli Global Multimedia Trust Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Global Multimedia Trust Inc. (the "Trust") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 28, 2005

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                     ADDITIONAL FUND INFORMATION (UNAUDITED)

      The business and affairs of the Trust are managed under the direction of the Trust's Board of Directors. Information pertaining to the Directors and officers of the Trust is set forth below. The Trust's Statement of Additional Information includes additional information about The Gabelli Global Multimedia Trust Inc. Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Multimedia Trust Inc. at One Corporate Center, Rye, NY 10580-1422.


     TERM OF                NUMBER OF
   OFFICE AND             FUNDS IN FUND
NAME, POSITION(S)           LENGTH OF     COMPLEX
    ADDRESS 1                 TIME       OVERSEEN BY         PRINCIPAL OCCUPATION(S)                     OTHER DIRECTORSHIPS
     AND AGE                 SERVED 2      DIRECTOR           DURING PAST FIVE YEARS                       HELD BY DIRECTOR 5
----------------          -------------  -----------         -----------------------                     -------------------
INTERESTED DIRECTORS3:
--------------------
MARIO J. GABELLI          Since 1994**       24      Chairman of the Board and Chief Executive        Director of Morgan
Director and                                         Officer of Gabelli Asset Management Inc. and     Group Holdings, Inc.
Chief Investment Officer                             Chief Investment Officer of Gabelli Funds,       (holding company)
Age: 62                                              LLC and GAMCO Investors, Inc.; Vice
                                                     Chairman and Chief Executive Officer of
                                                     Lynch Interactive Corporation (multimedia
                                                     and services)

KARL OTTO POHL             Since 1994*       34      Member of the Shareholder Committee of           Director of Gabelli
Director                                             Sal Oppenheim Jr. & Cie (private invest-         Asset Management Inc.
Age: 75                                              ment bank); Former President of the              (investment
                                                     Deutsche Bundesbank and Chairman of its          management); Chairman,
                                                     Central Bank Council (1980-1991)                 Incentive Capital and
                                                                                                      Incentive Asset
                                                                                                      Management (Zurich);
                                                                                                      Director at Sal
                                                                                                      Oppenheim Jr. & Cie,
                                                                                                      Zurich

NON-INTERESTED DIRECTORS:
THOMAS E. BRATTER         Since 1994**        3      Director, President and Founder, The John                   --
Director                                             Dewey Academy (residential college
Age: 65                                              preparatory therapeutic high school)

ANTHONY J. COLAVITA 4     Since 2001**       36      President and Attorney at Law in the law firm               --
Director                                             of Anthony J. Colavita, P.C.
Age: 69

JAMES P. CONN 4            Since 1994*       13      Former Managing Director and Chief Investment    Director of LaQuinta
Director                                             Officer of Financial Security Assurance          Corp. (hotels) and
Age: 66                                              Holdings Ltd. (1992-1998)                        First Republic Bank

FRANK J. FAHRENKOPF JR.   Since 1999***       4      President and Chief Executive Officer of the     Director of First
Director                                             American Gaming Association since June           Republic Bank
Age: 65                                              1995; Partner in the law firm of Hogan &
                                                     Hartson; Co-Chairman of the Commission
                                                     on Presidential Debates; Former Chairman
                                                     of the Republican National Committee

ANTHONY R. PUSTORINO       Since 1994*       17      Certified Public Accountant; Professor           Director of Lynch
Director                                             Emeritus, Pace University                        Corporation
Age: 79                                                                                               (diversified
                                                                                                      manufacturing)

WERNER J. ROEDER, MD      Since 1999***      26      Medical Director of Lawrence Hospital                       --
Director                                             and practicing private physician
Age: 64

SALVATORE J. ZIZZA        Since 1994***      24      Chairman, Hallmark Electrical Supplies Corp.;    Director of Hollis Eden
Director                                                                                              Pharmaceuticals and
Age: 59                                                                                               Earl Scheib, Inc.
                                                                                                      (automotive services)

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
               ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)


     TERM OF                NUMBER OF
   OFFICE AND             FUNDS IN FUND
NAME, POSITION(S)           LENGTH OF     COMPLEX
    ADDRESS 1                 TIME       OVERSEEN BY         PRINCIPAL OCCUPATION(S)                     OTHER DIRECTORSHIPS
     AND AGE                 SERVED 2      DIRECTOR           DURING PAST FIVE YEARS                       HELD BY DIRECTOR 5
----------------          -------------  -----------         -----------------------                     -------------------
OFFICERS:
BRUCE N. ALPERT           Since 2003         --      Executive Vice President and Chief Operating                --
President and Treasurer                              Officer of Gabelli Funds, LLC since 1988 and
Age: 53                                              an officer of all mutual funds advised by
                                                     Gabelli  Funds,  LLC and  its  affiliates
                                                     Director  and President   of   the
                                                     Gabelli Advisers,  Inc.

LAURISSA M. MARTIRE       Since 2004         --      Vice President of The Gabelli                               --
Vice President                                       Convertible and Income  Securities Fund Inc.
Age: 28                                              since 2004; Assistant Vice President of
                                                     Gabelli Asset Management Company since 2003;
                                                     Prior to 2003, Sales Assistant for Gabelli Asset
                                                     Management Company.

LOAN P. NGUYEN            Since 2004         --      Vice President of The Gabelli Global Multimedia             --
Assistant Vice President                             Trust Inc. since 2004. Portfolio Administrator
Age: 22                                              for Gabelli Funds, LLC since 2004;
                                                     Student at Boston College prior to 2004.

JAMES E. MC KEE           Since 1995         --      Vice President, General Counsel and Secretary of            --
Secretary                                            Gabelli Asset Management Inc. since 1999 and GAMCO
Age: 41                                              Investors, Inc. since 1993; Secretary of all
                                                     mutual funds advised by Gabelli Advisers,
                                                     Inc. and Gabelli Funds, LLC.

PETER GOLDSTEIN           Since 2004         --      Director of Regulatory Affairs at Gabelli                   --
Chief Compliance Officer                             Asset Management Inc. since February 2004;
Age: 51                                              Vice President of Goldman Sachs Asset Management
                                                     from November 2000 through January 2004; Deputy
                                                     General Counsel at Gabelli Asset Management
                                                     Inc. from February 1998 through November 2000


----------

1  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2 The Trust's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
   * - Term expires at the Trust's 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
  ** - Term  expires  at the  Trust's  2007 Annual Meeting of Shareholders  and
   until their  successors are duly elected and  qualified.
*** - Term expires at the Trust's 2005  Annual   Meeting   of  Shareholders  and
   until their  successors  are  duly elected and  qualified.
   Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
3 "Interested person" of the Trust as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Trust's investment adviser.
4  Represents  holders of the Trust's Preferred Stock.
5 This column includes only directorships of companies required to report to the SEC under the Securities and Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.



CERTIFICATIONS

      The Trust's Chief Executive Officer has certified to the New York Stock Exchange that, as of June 7, 2004, he was not aware of any violation by the Trust of applicable NYSE corporate governance listing standards. The Trust reports to the SEC on Form N-CSR and N-CSRs contain certifications by the Trust's principal executive officer and principal financial officer that relate to the Trust's disclosure in such reports and that are required by Rule 30a-2(a) under the Investment Company Act.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2004


CASH DIVIDENDS AND DISTRIBUTIONS
                                    TOTAL AMOUNT       ORDINARY      LONG-TERM
         PAYABLE        RECORD          PAID          INVESTMENT      CAPITAL
           DATE          DATE        PER SHARE(E)       INCOME         GAINS
         --------      --------     -------------     ----------     ---------

6.00% PREFERRED SHARES
        03/26/04       03/19/04       $0.3750          $0.1744       $0.2006
        06/28/04       06/21/04        0.3750           0.1744        0.2006
        09/27/04       09/20/04        0.3750           0.1744        0.2006
        12/27/04       12/17/04        0.3750           0.1744        0.2006
                                      -------         --------       --------
Total Preferred Stock                 $1.5000          $0.6976       $0.8024
                                      -------         --------       --------

AUCTION RATE PREFERRED SHARES
    Auction Rate Preferred Shares pay dividends weekly based on a rate set at auction, usually held every seven days. The percentage of 2004 distributions derived from long-term capital gains for the Auction Rate Preferred Stock was 53.49%.
    A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2004 tax returns. Capital gain distributions are reported in box 2a of Form 1099-DIV.

CORPORATE DIVIDENDS RECEIVED DEDUCTION, QUALIFIED DIVIDEND INCOME AND U.S. GOVERNMENT SECURITIES INCOME
     The Multimedia Trust paid to 6% preferred shareholders an ordinary income dividend of $0.6976 per share in 2004. For the year ended December 31, 2004, 100% of the ordinary dividend qualifies for the dividend received deduction available to corporations, and 100% of the ordinary income distribution was qualifying dividend income. The percentage of ordinary income dividends paid by the Trust during 2004 derived from U.S.Treasury Securities was 4.20%. However, the Multimedia Trust did not hold more than 50% of its assets in U.S. Government Securities at the end of each quarter during 2004. The percentage of U.S. Government Securities held as of December 31, 2004 was 8.33%.

                                                              HISTORICAL DISTRIBUTION SUMMARY
                                                SHORT-       LONG-
                                                TERM         TERM        NON-TAXABLE                           ADJUSTMENT
                               INVESTMENT      CAPITAL      CAPITAL       RETURN OF          TOTAL                 TO
                                 INCOME        GAINS(B)      GAINS         CAPITAL       DISTRIBUTIONS(E)     COST BASIS
COMMON STOCK                   ----------     --------      --------     -----------     ----------------     ----------
    2004 ...................         --             --            --             --               --               --
    2003 ...................         --             --            --             --               --               --
    2002 ...................         --             --            --             --               --               --
    2001 ...................   $0.00580       $0.01060      $0.04360             --         $0.06000               --
    2000(a) ................    0.16300        0.20880       1.20320             --          1.57500               --
    1999 ...................         --        1.28340       2.33660             --          3.62000               --
    1998 ...................         --        0.19950       0.60050             --          0.80000               --
    1997 ...................    0.00580        0.26820       0.57600             --          0.85000               --
    1996 ...................    0.01030        0.07900       0.28570             --          0.37500               --
    1995(c) ................    0.07880        0.15290       0.01830             --          0.25000               --
    1994 ...................    0.03050        0.00100       0.00140       $0.01710          0.05000         $0.01710(d)

7.92% PREFERRED STOCK
    2003 ...................         --             --      $0.52800             --         $0.52800               --
    2002 ...................         --             --       1.98000             --          1.98000               --
    2001 ...................         --             --       1.98000             --          1.98000               --
    2000 ...................   $0.21500       $0.23900       1.52600             --          1.98000               --
    1999 ...................         --        0.70200       1.27800             --          1.98000               --
    1998 ...................         --        0.49360       1.48640             --          1.98000               --
    1997 ...................    0.00770        0.35230       0.75650             --          1.11650               --

 6.00% PREFERRED STOCK
    2004 ...................   $0.41320       $0.28440      $0.80240             --         $1.50000               --
    2003 ...................         --             --       1.10420             --          1.10420               --

AUCTION RATE PREFERRED STOCK
    2004 ................... $103.27300      $71.04640    $200.52090             --       $374.87000               --
    2003 ...................         --             --     227.06000             --        227.06000               --

----------
(a) On June 19, 2000, the Company also distributed Rights equivalent to $1.46 per share based upon full subscription of all issued shares.
(b) Taxable as ordinary income.
(c) On August 11, 1995, the Company also distributed Rights equivalent to $0.46 per share based upon full subscription of all issued shares.
(d) Decrease in cost basis.
(e) Total amounts may differ due to rounding.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the policy of The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Multimedia Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Multimedia Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Multimedia Trust. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                    The Gabelli Global Multimedia Trust Inc.
                                  c/o EquiServe
                                 P.O. Box 43011
                           Providence, RI 02940-3011

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact EquiServe at 1 (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at such participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Multimedia Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Multimedia Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Multimedia Trust valued at market price. If the Multimedia Trust should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Stock in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Multimedia Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Multimedia Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Multimedia Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Multimedia Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 such that EquiServe receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Multimedia Trust.

              ---------------------------------------------------
              The Annual Meeting of The Gabelli Global Multimedia Trust's stockholders will be held at 10:00 A.M. on Monday, May 9, 2005, in Greenwich, Connecticut.
              ---------------------------------------------------

                             DIRECTORS AND OFFICERS
                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS

Mario J. Gabelli, CFA
   CHAIRMAN & CHIEF INVESTMENT OFFICER,
   GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
   PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.

James P. Conn
   FORMER CHIEF INVESTMENT OFFICER,
   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
   PRESIDENT & CHIEF EXECUTIVE OFFICER,
   AMERICAN GAMING ASSOCIATION

Karl Otto Pohl
   FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
   CERTIFIED PUBLIC ACCOUNTANT
   PROFESSOR EMERITUS, PACE UNIVERSITY

Werner J. Roeder, MD
   MEDICAL DIRECTOR
   LAWRENCE HOSPITAL

Salvatore J. Zizza
   CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS

Bruce N. Alpert
   PRESIDENT & TREASURER

Laurissa M. Martire
   VICE PRESIDENT

LoAn P. Nguyen
   ASSISTANT VICE PRESIDENT & OMBUDSMAN

Peter Goldstein
   CHIEF COMPLIANCE OFFICER

James E. McKee
   SECRETARY

INVESTMENT ADVISER
Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1422

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT AND REGISTRAR
EquiServe Trust Company

COUNSEL
Willkie Farr & Gallagher LLP

STOCK EXCHANGE LISTING
                                                   6.00%
                                  COMMON         PREFERRED
                                ----------       ---------
NYSE-Symbol:                        GGT           GGT PrB
Shares Outstanding:             14,170,253        993,100

The Net Asset Value  appears in the Publicly  Traded Funds
column,  under the heading  "Specialized Equity Funds," in
Sunday's  The New  York  Times  and in  Monday's  The Wall
Street  Journal.  It is also  listed  in  Barron's  Mutual
Funds/Closed   End  Funds   section   under  the   heading
"Specialized  Equity  Funds".

The Net Asset  Value may be obtained each day by calling
(914) 921-5071.

   ---------------------------------------------------------------------------
   For  general   information  about  the  Gabelli  Funds,  call  800-GABELLI
   (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
   ---------------------------------------------------------------------------

   ---------------------------------------------------------------------------
   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Multimedia Trust may from time to time purchase shares of its common stock in the open market when the Multimedia Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Multimedia Trust may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
   ---------------------------------------------------------------------------

                   THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                   ONE CORPORATE CENTER, RYE, NY 10580-1422


                      PHONE: 800-GABELLI (800-422-3554)
                 FAX: 914-921-5118 INTERNET: WWW.GABELLI.COM
                        E-MAIL: CLOSEDEND@GABELLI.COM

                                                                  GBFMT-AR-12/04

[NOTE TO FINANCIAL PRINTER: Insert a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1) HERE.]



ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------
     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $38,301 in 2004 an $60,117 in 2003.

Audit-Related Fees
------------------
     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $8,600 in 2004 and $5,100 in 2003.

         Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

Tax Fees
--------
     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,550 in 2004 an $2,450 in 2003.

         Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

All Other Fees
--------------
     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2004 and $0 for 2003.

      (e)(1)  Disclose   the  audit   committee's   pre-approval   policies  and
              procedures   described  in  paragraph   (c)(7)  of  Rule  2-01  of
              Regulation S-X.

              Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving
              (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent auditors' engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Gabelli and any Covered Services
              Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) 100%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2004 and $0 in 2003.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of the following members: Anthony R. Pustorino, Werner J. Roeder and Salvatore J. Zizza.


ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                  GABELLI ASSET MANAGEMENT INC. AND AFFILIATES

 ------------------------------------------------------------------------------

                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS
-------------------------------------------------------------------------------






         Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

         These procedures will be used by GAMCO Investors, Inc., Gabelli Funds, LLC and Gabelli Advisers, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       PROXY VOTING COMMITTEE

     The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee. As of December 31, 2004, the members are:



                  Bruce N. Alpert, Chief Operating Officer of Gabelli Funds, LLC

                  Ivan Arteaga, Portfolio Manager

                  Caesar M. P. Bryan, Portfolio Manager

                  Stephen DeTore, Deputy General Counsel

                  Joshua Fenton, Director of Buy-Side Research
                  Douglas R. Jamieson, Chief Operating Officer of GAMCO

                  James E. McKee, General Counsel

                  Karyn-Marie Prylucki, Director of Proxy Voting Services

                  William S. Selby, Managing Director of GAMCO

                  Howard F. Ward, Portfolio Manager

                  Peter D. Zaglio, Senior Vice President

         Peter D. Zaglio currently chairs the Committee. In his absence, the Director of Research will chair the Committee. Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

         In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

         All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting
Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

         For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Legal Department believes that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

         Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II. SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

         If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III. CLIENT RETENTION OF VOTING RIGHTS

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations

         - Legal Department

         - Proxy Department

         - Investment professional assigned to the account

         In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV. VOTING RECORDS

         The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers' staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

          If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

         A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]

                  Attn: Proxy Voting Department

                  One Corporate Center

                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V. VOTING PROCEDURES



1. Custodian banks, outside brokerage firms and First Clearing Corporation are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms (VAFs) - Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.

o    Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:

         Security Name and Cusip Number

         Date and Type of Meeting (Annual, Special, Contest)

         Client Name

         Adviser or Fund Account Number

         Directors' Recommendation

         How the Adviser voted for the client on each issue

         The rationale for the vote when it is appropriate

Records prior to the institution of the PROXY EDGE system include:

         Security name

         Type of Meeting (Annual, Special, Contest)

         Date of Meeting

         Name of Custodian

         Name of Client

         Custodian Account Number

         Adviser or Fund Account Number

         Directors' recommendation

         How the Adviser voted for the client on each issue

         Date the proxy statement was received and by whom

         Name of person posting the vote

         Date and method by which the vote was cast

o From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis. On an annual basis, all registered investment companies file their Proxy Voting History for the period July 1 - June 30 on Form N-PX.

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o Banks and brokerage firms using the services at ADP:
  A call is placed to ADP requesting legal proxies. The VAFs are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight. A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

o Banks and brokerage firms issuing proxies directly: The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o A limited Power of Attorney appointing the attendee an Adviser representative.

o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. votes have previously been cast, etc.).

o A sample ERISA and Individual contract.

o A sample of the annual authorization to vote proxies form.

o A copy of our most recent Schedule 13D filing (if applicable).

                                   APPENDIX A

                                PROXY GUIDELINES














                    ----------------------------------------

                   ----------------------------------------

                             PROXY VOTING GUIDELINES

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

                            GENERAL POLICY STATEMENT

It is the policy of GABELLI ASSET MANAGEMENT INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither FOR nor AGAINST management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

                               BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o        Historical  responsiveness  to shareholders
           This may include such areas as:

           -Paying greenmail

           -Failure to adopt shareholder resolutions receiving a majority of shareholder votes

o        Qualifications
o        Nominating committee in place
o        Number of outside directors on the board
o        Attendance at meetings
o        Overall performance


                              SELECTION OF AUDITORS

In general, we support the Board of Directors' recommendation for auditors.

                           BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

                                CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place, we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

                        INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o        Future use of additional shares
           -Stock split

           -Stock option or other executive compensation plan

           -Finance growth of company/strengthen balance sheet

           -Aid in restructuring

           -Improve credit rating

           -Implement a poison pill or other takeover defense

o Amount of stock currently authorized but not yet issued or reserved for stock option plans
o        Amount of additional stock to be authorized and its dilutive effect


We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

                               CONFIDENTIAL BALLOT

We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

                                CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

                     DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

                            EQUAL ACCESS TO THE PROXY

The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

                              FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

                                GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

NOTE: CONGRESS HAS IMPOSED A TAX ON ANY PARACHUTE THAT IS MORE THAN THREE TIMES THE EXECUTIVE'S AVERAGE ANNUAL COMPENSATION.

                            ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

               LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

                CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

                   MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

                                 MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

                                NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.



In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

                       OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o        State of Incorporation
o        Management history of responsiveness to shareholders
o        Other mitigating factors

                                   POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

                                 REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

                               STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o        Dilution of voting power or earnings per share by more than 10%
o        Kind of stock to be awarded, to whom, when and how much
o        Method of payment
o Amount of stock already authorized but not yet issued under existing stock option plans


                         SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.

               LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Provide the information specified in the table with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser" as defined in Rule 10b-18(a)(3) under the Exchange Act (17CFR 240-10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

-------------------------------------------------------------------------------------------------------------------------------
                                                        (C) TOTAL NUMBER OF SHARES (OR    (D) MAXIMUM NUMBER (OR APPROXIMATE
             (A) TOTAL NUMBER          (B) AVERAGE         UNITS) PURCHASED AS PART OF   DOLLAR VALUE) OF SHARES (OR UNITS) THAT
               OF SHARES (OR          PRICE PAID PER       PUBLICLY ANNOUNCED PLANS OR         MAY YET BE PURCHASED UNDER
 PERIOD      UNITS) PURCHASED         SHARE (OR UNIT)               PROGRAMS                      THE PLANS OR PROGRAMS
-------------------------------------------------------------------------------------------------------------------------------
Month #1   Common - 17,000           Common - $8.9001           Common - 17,000            Common - 14,201,353 -
07/01/04                                                                                   17,000 = 14,184,353
through    Preferred Series B - N/A  Preferred  Series B - N/A  Preferred  Series B - N/A
07/31/04                                                                                   Preferred Series B - 993,100
-------------------------------------------------------------------------------------------------------------------------------
Month #2   Common - 9,100            Common - $8.4610           Common - 9,100             Common - 14,184,353 - 9,100 =
08/01/04                                                                                   14,175,253
through    Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A
08/31/04                                                                                    Preferred - 993,100
-------------------------------------------------------------------------------------------------------------------------------
Month #3   Common - N/A              Common - N/A               Common - N/A                Common -  14,175,253
09/01/04
through    Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A    Preferred - 993,100
09/30/04
-------------------------------------------------------------------------------------------------------------------------------
Month #4   Common - N/A              Common - N/A               Common - N/A               Common - 14,175,253
10/01/04
through    Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 993,100
10/31/04
-------------------------------------------------------------------------------------------------------------------------------
Month #5   Common - N/A              Common - N/A               Common - N/A               Common - 14,175,253
11/01/04
through    Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 993,100
11/30/04
-------------------------------------------------------------------------------------------------------------------------------
Month #6   Common - 5,000            Common - $10.24            Common - 5,000             Common - 14,175,253 - 5,000 =
12/01/04                                                                                   14,170,253
through    Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A
12/31/04                                                                                   Preferred Series B - 993,100
-------------------------------------------------------------------------------------------------------------------------------
Total      Common -31,100            Common - $8.9903           Common - 31,100            N/A

           Preferred  Series B - N/A Preferred Series B - N/A   Preferred Series B - N/A
-------------------------------------------------------------------------------------------------------------------------------

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 10% or more from the net asset value of the shares.

       Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.

c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.

d. Each plan or program that has expired during the period covered by the table - The Fund's repurchase plans are ongoing.

e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, that is the subject of disclosure required by Item 2, filed as exhibit (a)(1) to the Registrant's Form N-CSR, filed on March 10, 2004 (Accession No. 0000935069-04-000486).

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Gabelli Global Multimedia Trust Inc.
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     March 9, 2005
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Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer
                           & Principal Financial Officer

Date     March 9, 2005
         -----------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.